UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 30, 1999
                Date of Report (Date of earliest event reported)



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


  Delaware                                  0-26954             22-3350958
(State or other jurisdiction of        (Commission File       (IRS Employer
incorporation or organization)              Number)        Identification No.)



  380 Allwood Road, Clifton, New Jersey                            07012
  (Address of principal executive offices)                       (Zip Code)

(Registrant's telephone number, including area code)            (973) 471-1005

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 2.         Acquisition or Disposition of Assets


          On April 30, 1999, Consolidated Delivery & Logistics, Inc. ("CDL") entered into and consummated an asset purchase agreement (the "Purchase Agreement") with its subsidiary, Clayton/National Courier Systems, Inc. ("Clayton/National") and Westwind Express, Inc., Logistics Delivery Systems, Inc., Fastrak Delivery Systems, Inc., Sierra Delivery Services, Inc., and Steven
S. Keihner (collectively, "Westwind"), whereby Clayton/National purchased certain of the assets and liabilities of Westwind.

          The purchase price was comprised of approximately $2,650,000 in cash including estimated direct acquisition costs, $1,680,000 in various 7% subordinated notes (the "Notes") and 149,533 shares of CDL's common stock. The Notes are comprised of two-year notes due April 30, 2001 with a total principal amount of $1,200,000 and three-year notes due April 30, 2002 with a total principal amount of $480,000. Interest on the Notes is payable quarterly commencing July 31, 1999. The Notes are subordinate to all existing or future senior debt of CDL. In addition, a contingent earn out in the aggregate amount of up to $700,000 is payable based on the achievement of certain financial goals during the two year period following the closing. The earn out is payable 60% in cash and 40% in one year promissory notes bearing interest at a rate of 7% per annum having similar terms as the Notes referred to above. CDL financed the acquisition using proceeds from its revolving credit facility with First Union Commercial Corporation.

          The description above of the Purchase Agreement and the Note is a summary and does not purport to be complete. Reference should be made to the copies of such documents filed as exhibits to this report for a complete description of their terms.

ITEM 7.  Financial Statements and Exhibits

a.       Financial Statement of Business Acquired.

         It is impracticable to provide the required financial statements for Westwind at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

b.       Pro Forma Financial Information

         It is impracticable to provide the required pro forma financial statements for Westwind at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

c.       Exhibits

         10.1 Purchase Agreement dated April 30, 1999 by and among Consolidated Delivery & Logistics, Inc., Clayton/National Courier Systems, Inc., Westwind Express, Inc., Logistics Delivery Systems, Inc., Fastrak Delivery Systems, Inc. and Sierra Delivery Services, Inc. and Steven S. Keihner.

         10.2  Form of 7% Subordinated Notes Due April 30, 2001 and April 30,
               2002.


         99.1  Press Release issued May 6, 1999 regarding the acquisition.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  May 13, 1999                CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                                (Registrant)




                                    By:  /s/ Albert W. Van Ness, Jr.
                                         _______________________________________
                                         Albert W. Van Ness, Jr.
                                         Chairman of the Board, Chief Executive
                                         Officer and Chief Financial Officer

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:   May 13, 1999                 CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                                 (Registrant)




                                       By:  /s/ Albert W. Van Ness, Jr.
                                            ____________________________________
                                            Albert W. Van Ness, Jr.
                                            Chairman of the Board, Chief
                                            Executive Officer and Chief
                                            Financial Officer